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                                                                     EXIBIT 99.1

                                  CERTIFICATION

In connection with the Quarterly Report of Lucille Farms, Inc.. On Form 10-Q for the period ending June 30, 2003 (the Report), as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of section 13 (a) or 15
         (d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lucille Farms, Inc.

Date:  August 14, 2003                       By  /s/ Jay M. Rosengarten
                                                 ----------------------
                                                 Jay M. Rosengarten
                                                 Chief Executive Officer
                                                 (principal executive officer)

Date:  August 14, 2003                        By  /s/  Albert N. Moussab
                                                 ----------------------
                                                 Albert N. Moussab
                                                 Chief Financial Officer
                                                 (principal financial officer)


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